Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 8, 2021 (this “Sixth Amendment Agreement”), is by and among ORCC Financing II LLC, as borrower (the “Borrower”), Natixis, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian (in such capacities, respectively, the “Collateral Agent”, “Collateral Administrator” and “Custodian”), Cortland Capital Market Services LLC, as document custodian ( the “Document Custodian”) and the lenders identified on the signature pages hereto (the “Lenders”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Collateral Administrator, the Custodian, the Document Custodian and the Lenders are parties to that certain Credit Agreement, dated as of May 22, 2018 (as amended by the Amendments to the Credit Agreement, dated as of October 10, 2018 (“Amendment No. 1”), dated as of December 20, 2018 (“Amendment No. 2”), dated as of May 30, 2019 (“Amendment No. 3”), dated as of November 22, 2019 (“Amendment No. 4”), dated as of March 17, 2020 (“Amendment No.5”), the “Existing Credit Agreement” and, as further amended by this Amendment and as may be further amended or modified and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Existing Credit Agreement wish to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1      Defined Terms. Unless otherwise defined herein, capitalized terms used herein (including in the introductory paragraph and the recitals) have the meanings assigned to such terms in the Existing Credit Agreement.

ARTICLE II
AMENDMENTS

Section 2.1      Amendments to Existing Credit Agreement. The parties to the Existing Credit Agreement agree, effective as of the Effective Date, subject to the terms and conditions set forth herein and in reliance on the representations, warranties, covenants and agreements contained herein, that the Existing Credit Agreement is hereby amended as follows:

(a)           The definition of “Reinvestment Period” is amended by replacing the reference to “(a) the date that is 18 months after the Reset Amendment Closing Date,” with the phrase “(a) the date that is 25 months after the Reset Amendment Closing Date”.

(b)           The definition of “Stated Maturity” is amended by replacing the reference to “means May 22, 2028” with the phrase “means December 22, 2028”.

(c)           The definition of “Maximum Weighted Average Life Test” is amended by replacing the reference to “Reset Amendment Closing Date” with the phrase “July 8, 2021”.

(d)           Section 2.6(a) of the Existing Credit Agreement is deleted in its entirety and replaced with the following:

“(a) Commitment Fees Payable. The Borrower shall, subject to Section 11.5(b)(ii)(y), pay to the Revolving Lenders pursuant to Section 6.4 or 9.1, as applicable, ratably in proportion to their respective Percentage Shares, a commitment fee (a “Commitment Fee”) accruing for each day during each Interest Period:

(i)    from and including the Reset Amendment Closing Date to December 17, 2021, at a per annum rate equal to 0.50% of the undrawn amount of the Total Revolving Commitment as of the end of such day; and

(ii)   thereafter for each remaining day in the Commitment Period, at a per annum rate equal to 0.625% of the undrawn amount of the Total Revolving Commitment as of the end of such day;

provided that if the Revolving Commitment of any Revolving Lender is reduced as the result of a Bail-In Action, the Commitment Fee payable to such Revolving Lender shall be calculated based on its Revolving Commitment as so reduced.

The Commitment Fees shall be payable quarterly in arrears on the Quarterly Payment Date immediately following each Interest Period for which such fees accrue as provided in the Priority of Payments and shall be calculated by the Administrative Agent pursuant to Section 2.10.”

ARTICLE III

CONDITIONS PRECEDENT

Section 3.1      Conditions Precedent to Effectiveness. This Sixth Amendment Agreement shall become effective as of the date (such date, the “Effective Date”) each of the following conditions precedent have been satisfied:

(a)           The Administrative Agent shall have received counterparts of this Sixth Amendment Agreement, duly executed and delivered, from all of the parties hereto.

(b)           The Borrower shall have paid (i) the fees as agreed between the Administrative Agent and the Borrower and (ii) all reasonable and documented fees and out-of-pocket costs and expenses of the Agents, the Lenders, respective legal counsel and each other Person payable under and in accordance with the Engagement Letter and as otherwise agreed by the parties hereto, in connection with the preparation, execution and delivery of this Sixth Amendment.

(c)           The Agents shall have received a certificate of an Authorized Officer of the Borrower:

(i)            to the effect that, as of the date hereof (A) subject to any conditions that are required to be satisfactory or acceptable to any Agent, all conditions set forth in this Section 3 have been fulfilled; (B) all representations and warranties of the Borrower set forth in this Sixth Amendment, the Credit Agreement and each of the other Loan Documents are true and correct in all material respects; and (C) no Default has occurred and is continuing;

(ii)           certifying as to and attaching (A) its Constituent Documents; (B) the incumbency and specimen signature of each of its Authorized Officers authorized to execute this Sixth Amendment; and (C) a good standing certificate from its state or jurisdiction of incorporation or organization and any other state or jurisdiction in which it is qualified to do business in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect; and

(iii)          certifying that the Borrower does not have outstanding debt prior to the date hereof other than under the Loan Documents, and is not at such time party to any interest rate hedging agreements or currency hedging agreements.

(d)           The Agents shall have received a certificate of an Authorized Officer of each of the Services Provider, the Retention Provider and the Seller:

(i)            to the effect that, as of the date hereof, all representations and warranties of the Services Provider, the Retention Provider and the Seller, respectively, set forth in each of the Loan Documents are true and correct in all material respects;

(ii)           certifying as to and attaching (A) its Constituent Documents; (B) its resolutions or other action of its board of directors, designated manager or managing member, as applicable, approving the Retention Letter and the transactions contemplated thereby; (C) the incumbency and specimen signature of each of its Authorized Officers authorized to execute the Retention Letter; and (D) a good standing certificate from its state or jurisdiction of incorporation or organization and any other state or jurisdiction in which it is qualified to do business in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect..

Section 3.2      Notice of Effectiveness. The Administrative Agent shall promptly notify the Borrower in writing upon the occurrence of the Effective Date.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

Section 4.1      Sixth Amendment Agreement. (a) The execution, delivery and performance by it of this Sixth Amendment Agreement are within its powers and have been duly authorized by all necessary corporate or limited liability company action, (b) it has received all necessary governmental, regulatory or other approvals for the execution and delivery of this Sixth Amendment Agreement, and the execution, delivery and performance by it of this Sixth Amendment Agreement do not and will not contravene or conflict with any provision of (i) any law or any governmental rule or regulation applicable to it, except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (ii) any order, judgment or decree of any court or other agency of government binding on it or its properties, except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or (iii) any of its Constituent Documents, (c) the execution, delivery and performance by it of this Sixth Amendment Agreement does not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its material contracts, and (d) the Sixth Amendment Agreement and the Credit Agreement, as amended by this Sixth Amendment Agreement, are legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 4.2      Absence of Default. No Default or Event of Default exists or would result from this Sixth Amendment Agreement or the transactions contemplated hereby.

Section 4.3      Representation and Warranties in Loan Documents Remain True and Correct. The representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

ARTICLE V
MISCELLANEOUS

Section 5.1      Effect of Sixth Amendment Agreement to Credit Agreement. Except as expressly set forth herein, this Sixth Amendment Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or amendment to, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan, all of which are ratified and affirmed in all respects and shall continue in full force and effect, except that, on and after the Effective Date, each reference to the Credit Agreement in the Loan Documents shall mean and be a reference to the Existing Credit Agreement as amended by this Sixth Amendment Agreement. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Sixth Amendment Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with the respective terms and provisions thereof.

Section 5.2      Default or Events of Default. Nothing contained in this Sixth Amendment Agreement shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges, or remedies that the Administrative Agent or the Lenders have or may have under the Credit Agreement or any other Loan Document on account of any Default or Event of Default,.

Section 5.3      No Novation. Neither this Sixth Amendment Agreement nor the amendment of the terms of the Credit Agreement by the terms of this Sixth Amendment Agreements shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Documents. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to the extent (if any) expressly set forth herein. Nothing expressed or implied in this Sixth Amendment Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under any Loan Document from any of its obligations and liabilities thereunder, except to the extent (if any) expressly set forth herein. Each of the Credit Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby.

Section 5.4      Reaffirmation. The Borrower as debtor, grantor, pledgor, assignor, or in other similar capacities in which the Borrower grants liens or security interests in its properties under the Loan Documents (as modified hereby), hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such documents to which it is a party, and, except to the extent expressly set forth herein, the Borrower hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to the Loan Documents as security for the Obligations, and confirms and agrees that, except to the extent (if any) expressly set forth herein, such liens and security interests hereafter secure all of the Obligations, including, without limitation, all Obligations hereafter arising or incurred pursuant to or in connection with this Sixth Amendment Agreement, the Credit Agreement or any other Loan Document. The Borrower does not, and hereby covenant that it will not, contest that the Administrative Agent has and will continue to possess valid and perfected security interests in, and liens upon, all of the property as set forth in the Loan Documents (as modified hereby).

Section 5.5      Successors and Assigns. This Sixth Amendment Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of the Lenders and the Administrative Agent.

Section 5.6      No Representations by Lenders or Administrative Agent. The Borrower hereby acknowledges that, other than as set forth herein, it has not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent in entering into this Sixth Amendment Agreement.

Section 5.7      Headings; Entire Agreement. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Sixth Amendment Agreement. This Sixth Amendment Agreement contains the entire understanding of the parties with regard to the subject matter contained herein.

Section 5.8      Severability. If any provision in or obligation of this Sixth Amendment Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 5.9      Counterparts. This Sixth Amendment Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Borrower and the Administrative Agent of written notification of such execution and authorization of delivery thereof. This Sixth Amendment Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Sixth Amendment Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Sixth Amendment Agreement.

Section 5.10    APPLICABLE LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTIONS 12.8, 12.11 AND 12.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED INTO THIS SIXTH AMENDMENT AGREEMENT BY REFERENCE.

Section 5.11    Direction to Collateral Agent and Collateral Custodian. The Borrower, the Administrative Agent, the Calculation Agent and each Lender constituting 100% of the Lenders hereby request, direct and consent to the Collateral Agent and the Collateral Custodian’s execution of this Sixth Amendment Agreement. In executing this Sixth Amendment Agreement, the Collateral Agent and the Collateral Custodian shall have the rights, protections, immunities and indemnities granted to them under the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Sixth Amendment Agreement to be duly executed and delivered as of the date first above written.

ORCC FINANCING II LLC,
as Borrower

By:

Name:
Title:

Agents:

NATIXIS, NEW YORK BRANCH,
as Administrative Agent

By:

Name:
Title:

By:

Name:
Title:

STATE STREET BANK AND TRUST COMPANY,
as Collateral Agent, Collateral Administrator and Custodian

By:

Name:

CORTLAND CAPITAL MARKET SERVICES LLC,
as Document Custodian

By:

Name:

Lenders:

VERSAILLES ASSETS LLC,
as a Revolving Lender and a Term Lender

By:

Name:
Title:

GREAT AMERICAN INSURANCE COMPANY,
as a Term Lender

By:

Name:
Title:

GREAT AMERICAN LIFE INSURANCE COMPANY,
as a Term Lender

By:

Name:
Title: